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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

                  We consent to the incorporation by reference in the Registration Statement (Form S-8), pertaining to the OFFITBANK 1993 Stock Option Plan, of our report dated January 14, 1999, with respect to the consolidated financial statements of Wachovia Corporation incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

                                                      /s/ Ernst & Young LLP

Winston-Salem, North Carolina
August 27, 1999